Exhibit 99.2

 Second Quarter 2022 Investor Presentation

 FORWARD-LOOKING STATEMENTS  2  This document contains statements that may constitute “forward-looking statements” within the meaning of Federal securities laws including under “2022 Financial Outlook” in this presentation. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors concerning the Company’s operations and business environment. Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements and that could adversely affect the Company’s future financial performance include the following: the impact and uncertainty created by the ongoing COVID-19 pandemic, including, but not limited to, its effects on our employees, facilities, customers, and suppliers, the availability and cost of raw materials, energy, and other supplies, the availability and cost of labor, logistics, and transportation; the uncertain impacts of the ongoing conflict between Russia and Ukraine on our supply chain, input costs, including energy and transportation, and on general economic conditions; governmental regulations and restrictions, and general economic conditions, including inflation; the pace and nature of new product introductions by the Company and the Company’s customers; the Company’s ability to anticipate and respond to changing consumer preferences and changing  technologies; the Company’s ability to successfully implement its growth strategies; the outcome of the Company’s various productivity- improvement and cost-reduction efforts, acquisition and divestiture activities, and operational improvement plan; changes in costs of raw materials, including energy; industry, regulatory, legal, and economic factors related to the Company’s domestic and international business; the effects of tariffs, trade barriers, and disputes; growth in markets for products in which the Company competes; industry and customer  acceptance of price increases; actions by competitors; currency exchange rate fluctuations; and other factors included in “Risk Factors” in the Company's Annual Report on Form 10-K for the year ended December 31, 2021, as updated and supplemented by the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, and in other documents that the Company files with the SEC. The risks and uncertainties identified above are not the only risks the Company faces. Additional risks and uncertainties not presently known to the Company or that it currently believes to be immaterial also may adversely affect the Company. Should any known or unknown risks and uncertainties develop into actual events, these developments could have material adverse effects on our business, financial condition, and results of operations. This presentation contains time-sensitive information that reflects management’s best analysis only as of the date of this presentation. Except to the extent required by applicable laws, the Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied herein will not be realized.

 NON-GAAP FINANCIAL MEASURES  2  Within this document, the Company reports certain non-GAAP financial measures, including: (1) adjusted revenue, adjusted operating income, adjusted net earnings, adjusted EBITDA, and adjusted diluted earnings per share (which exclude divestiture & other related costs, the results of the divested product lines, and restructuring and other costs, which include operational improvement plan costs and income) (2) adjusted results by segment (which exclude divestiture & other related costs, operational improvement plan costs and income, and the results of the divested operations), (3) percentage changes in revenue, operating income, diluted earnings per share, and EBITDA on an adjusted local currency basis (which eliminate the effects that result from translating its international operations into U.S. dollars, divestiture & other related costs, the results of the divested product lines, and restructuring and other costs, which include operational improvement plan costs), and (4) adjusted EBITDA (which excludes depreciation and amortization expense, non-cash share based compensation expense, the results of the divested product lines, the divestiture & other related costs, and operational improvement plan costs and income). The Company has included each of these non- GAAP measures in order to provide additional information regarding the underlying operating results and comparable period-over-period performance. Such information is supplemental to information presented in accordance with GAAP and is not intended to represent a presentation in accordance with GAAP. These non-GAAP measures should not be considered in isolation. Rather, they should be considered together with GAAP measures and the rest of the information included in this presentation and the Company’s SEC filings. Management internally reviews each of these non-GAAP measures to evaluate performance on a comparative period-to-period basis and to gain additional insight into underlying operating and performance trends. The Company believes this information can be beneficial to investors for these same purposes. These non-GAAP measures may not be comparable to similarly titled measures used by other companies. Refer to “Non-GAAP Financial Measures” at the end of this presentation for reconciliations and additional information.

 Sensient Overview  2  Provider of customized solutions for food and beverage, pharmaceutical, and personal care customers  Global market leader offering an extensive portfolio of natural flavor and color technology platforms and solutions  Exceptional innovation & applications expertise with unique  ability to service global, regional, and local customers

 Innovative Technologies Creating Unique Solutions  2  Applications expertise and solutions-based selling  High impact relative to cost  Technically-driven products that are difficult to replace  Strong consumer trends  Opportunities to grow organically and through M&A

 Focusing our portfolio and strengthening our commitment to the end markets  2  Investing in core focus areas of Flavors and Extracts, Natural  Ingredients, Food and Pharmaceutical Colors, and Personal Care  Divested non-core product lines (inks, fragrances, and yogurt fruit  prep product lines) in 2020 and 2021  Expanded flavor portfolio and strengthened technical solutions capabilities through the acquisition of Flavor Solutions, Inc. on July 15, 2021

 Natural solutions provider focused on consistent and sustainable supply chain  2  Provider of natural solutions to support health & wellness and  clean label consumer trends  Robust agronomy program ensures responsible procurement  and traceability of sustainable ingredients  Committed to delivering safe, authentic, high-quality natural  products through Sensient’s CertasureTM program

 8  Global Revenue by Group  2021 Global Revenues include intercompany sales which are eliminated on a consolidated basis.  *Adj. Revenue is a Non-GAAP metric, please see our GAAP to Non-GAAP Reconciliation at the end of this document.  Color Group  2021 Revenue: $545M 2021 Adj. Revenue*: $543M  Core Areas of Focus: Food and Pharmaceutical Colors and Personal Care  Flavors & Extracts Group  2021 Revenue: $739M 2021 Adj. Revenue*: $712M Core Areas of Focus: Natural Flavors, Extracts and Natural Ingredients  Asia Pacific Group  2021 Revenue: $135M 2021 Adj. Revenue*: $135M Core Areas of Focus: Flavors and Colors for food and beverage

 9  Global market leader  Natural color innovator  Excellent innovation & applications expertise  Color Group

 10  Color Overview  Food and Pharmaceutical  LC Revenue Change*  Q2 ’22  YTD ’22  +24.4%  +18.1%  Market trend toward natural colors in food and beverage  Unique value proposition for Pharmaceutical customers includes  colors, flavors, coatings, and extracts  Personal Care 29% of  Segment Revenue 29% of Adj. Segment Revenue  LC Revenue Q2 ’22  YTD ’22  Change* • Demand for innovative products with multiple benefits  +14.9% • Product line includes dyes, pigments, formulation aides and  +12.6% ingredients for color cosmetics, hair care, and skin care  2021 Revenue: $545M 2021 Adj. Revenue*: $543M  71% of Segment Revenue 71% of Adj. Segment Revenue  *Local-currency (LC) revenue and adjusted revenue are Non-GAAP metrics, please see our GAAP to Non- GAAP Reconciliation at the end of this document.

 11  Flavors & Extracts Group  Broad product offering  Unique ability to service global, regional, and local customers  Leading technology platforms  Outstanding applications expertise

Flavors & Extracts Overview



2021 Revenue: $739M | **2021 Adj. Revenue*: $712M**

Flavors, Extracts, and Flavor Ingredients

62% of Segment Revenue | **64% of Adj. Segment Revenue**

LC Revenue	Change*
Q2 '22	+14.7%
YTD '22	+13.9%

- Opportunities for on trend products with extracts, taste modulation, and natural flavors

Natural Ingredients

35% of Segment Revenue | **36% of Adj. Segment Revenue**

LC Revenue	Change*
Q2 '22	(2.6%)
YTD '22	(6.2%)

- Leading provider of dehydrated onion, garlic, and other products
- Temporary headwind due to a limited supply of onion and strong onion sales in 2021.

Fragrances & Yogurt Fruit Prep

3% of Segment Revenue

- Yogurt Fruit Prep divested September 2020
- Fragrances divested April 2021

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**Local-currency (LC) revenue and adjusted revenue are Non-GAAP metrics, please see our GAAP to Non-GAAP Reconciliation at the end of this document.*

 13  Asia Pacific Group  Portfolio of food and beverage flavors and colors  R&D centers in Singapore, Thailand, and China to support local and regional customer base  Ability to deliver localized solutions  and technology platforms

 14  2021 adjusted revenue of $135 million and adjusted operating income of $26 million  Sensient’s sales of flavors and colors for Food and Pharmaceutical are  managed on a geographic basis and reported as a separate segment  Manufacturing capabilities in Australia, New Zealand, China, Japan, Philippines, Thailand, and India  Q2 2022 local currency adjusted revenue and operating profit improved  23.0% and 43.3%, respectively  * Adjusted revenue, local currency adjusted revenue, adjusted operating income, and local currency adjusted operating profit are Non-GAAP metrics.  Please see our GAAP to Non-GAAP Reconciliation at the end of this document.  Asia Pacific Overview

 15  2022 Q2 Segment Results  Color Group reported higher revenue in the quarter due to double digit growth in both Food and Pharmaceutical and Personal Care. Operating income was up due to volume growth and pricing.  Flavors & Extracts Group second quarter revenue increased as a result of growth in flavors, extracts and flavor ingredients and pricing actions across the Group. Flavor Solutions acquisition contributed $3.9 million, or 2.2%, of growth in the quarter. Operating income was up as a result of pricing and volume growth in flavors, extracts and flavor ingredients.  Asia Pacific Group second quarter revenue increased double digits driven by volume growth in almost all regions. Operating income improved in the quarter due to volume growth and pricing.  Local Currency Adjusted Operating Income*  Q2  YTD  Color  +23.9%  +20.7%  Flavors & Extracts  +23.9%  +19.3%  Asia Pacific  +43.3%  +36.7%  Local Currency Adjusted Revenue*  Local Currency Adjusted* Commentary:  Q2  YTD  Color  +21.9%  +16.8%  Flavors & Extracts  +8.8%  +7.0%  Asia Pacific  +23.0%  +18.6%  * Local-currency (LC) adjusted revenue and adjusted operating income are Non-GAAP metrics. Please see our GAAP to Non-GAAP Reconciliation at the end of this document.

 16  2022 Q2 Consolidated Results  Q2  YTD  Local Currency Adjusted Revenue*  +14.9%  +11.6%  Local Currency Adjusted Operating Income*  +29.1%  +22.5%  Local Currency Adjusted Diluted EPS*  +21.5%  +19.4%  Local Currency Adjusted EBITDA*  +26.7%  +21.4%  Q2 consolidated local currency adjusted revenue increased due to volume growth and pricing actions. Volume growth was impacted by the anticipated headwind in the Flavor Group related to limited supply of onion and strong 2021 onion sales. The Color Group, Asia Pacific Group, and flavors, extracts and flavor ingredients in the Flavor Group were all up double-digits.  Q2 consolidated local currency adjusted operating income was up due to the overall volume growth across almost all of our businesses and the impact of pricing actions. The operating income improvement was partially offset due to higher year-over-year Corporate expenses related to performance-based compensation.  * Local-currency (LC) adjusted revenue, adjusted operating income, adjusted diluted EPS, and adjusted EBITDA are Non-GAAP metrics. Please see our GAAP to Non-GAAP Reconciliation at the end of this document.

 Capital Allocation  Prioritize ROI capital projects  Maintain financial flexibility to pursue M&A  Dividend payout increased 5.1% in 2021  Excess capital returned to shareholders through opportunistic share repurchases  $87  $77  $43  $54  $57  $62  $66  $67  $56  $51  $39  $52  $61  $31  $14  $9  $87  $118  $-  $50  $100  $150  $200  $250  2017  2018  2019  2020  2021  DOLLARS IN MILLIONS  Share Repurchase  Acquisitions  Dividends  Debt Repayments  Capital Expenditures  17

 2022 Financial Outlook  17  Metric  Revised  Guidance*  Previous  Guidance*  Comments  Diluted EPS (GAAP)  No Change  High-teen growth  At current rates, we anticipate a FX headwind of approximately 23 cents  Local Currency Diluted EPS*  No Change  High single to double-digit growth  Local Currency Revenue*  High single-digit  growth  Mid-to-High single-  digit growth  Adjusted Local Currency EBITDA*  No Change  High single to double-digit growth  Excludes the impact of share-based stock compensation  *In 2022, the Company does not anticipate any impact to the above metrics as a result of divestiture & other related costs, operational improvement plan costs, or the results of the divested operations.  The 2022 Local Currency Diluted EPS, Local Currency Revenue and Adjusted Local Currency EBITDA growth rates for 2022 are compared to the 2021 Adjusted Diluted EPS, Adjusted Revenue and Adjusted EBITDA, respectively, which excluded the divestiture & other related costs, operational improvement plan costs and the results of operations of the divested product lines. Adjusted revenue, adjusted diluted EPS and adjusted EBITDA are Non-GAAP metrics. Please see our GAAP to Non-GAAP Reconciliation at the end of this document.

 Why Invest?  Strong competitive position  Defensible and ‘sticky’ business (& low portion of customer costs)  Global presence  Exposure to stable and growing markets Focused on improving returns and on growth  17

 APPENDIX*  *Amounts in thousands, except percentages and per share amounts

 ESG Information  Click here to access our  Environmental  Sensient is committed to the principles of sound environmental stewardship and the responsible and sustainable use of energy and natural resources.  Long-term goals to reduce Energy, Water, and Hazardous Waste intensity  Seed-to-shelf program focused on sustainable supply chain  Emphasis on new products and technologies that minimize waste and environmental impacts  Chemical Risk Strategy implemented to identify and reduce risk in our portfolio  Social  Sensient strives to conduct business in an ethical manner and to make a positive contribution to society through our product offerings and business activities.  Sensient’s Code of Conduct and Supplier Code of Conduct require strong ethical behavior, fair employment practices, and strict human rights practices and product safety standards  Robust product, environmental, and raw material safety programs designed to exceed industry standards  Raw material traceability and sustainability programs  Support for our local communities through volunteerism, financial donations, sponsorships, and employee  education opportunities  Governance  Sensient is committed to maintaining the highest standards of professional conduct and strong corporate governance practices through our comprehensive corporate governance framework.  Board comprised of a majority of independent directors with diverse and accomplished backgrounds  Committed to board diversity and refreshment, we were recognized by 50/50 Women on Boards for the tenth year in a row and we have added seven new directors since 2014.  Robust Code of Conduct built on a foundation of ethics, safety and quality, and professionalism resulting in ethical and lawful conduct of our business  21

Non-GAAP Financial Measures

	Three Months Ended June 30,	Three Months Ended June 30, 2021	Six Months Ended June 30, 2022	Six Months Ended June 30, 2021	Year Ended December 31, 2021
Revenue (GAAP)	$ 371,706	$ 335,827	$ 727,227	$ 695,529	$ 1,380,264
Revenue of the divested product lines	-	(2,207)	-	(27,777)	(30,062)
Adjusted revenue	$ 371,706	$ 333,620	$ 727,227	$ 667,752	$ 1,350,202
Operating income (GAAP)	$ 55,244	$ 35,753	$ 108,033	$ 82,650	$ 170,028
Divestiture & other related costs – Cost of products sold	-	3	-	28	86
Divestiture & other related costs – Selling and administrative expenses	-	11,685	-	13,232	14,052
Operating loss (income) of the divested product lines	-	459	-	(2,468)	(1,880)
Operational improvement plan - Selling and administrative expenses	-	(3,494)	-	(2,493)	(1,895)
Adjusted operating income	$ 55,244	$ 44,406	$ 108,033	$ 90,949	$ 180,391
Net earnings (GAAP)	$ 38,647	$ 25,936	$ 75,718	$ 57,604	$ 118,745
Divestiture & other related costs, before tax	-	11,688	-	13,260	14,138
Tax impact of divestiture & other related costs	-	(1,689)	-	(896)	2,092
Net loss (earnings) of the divested product lines, before tax	-	459	-	(2,468)	(1,880)
Tax impact of the divested product lines	-	(115)	-	608	460
Operational improvement plan income, before tax	-	(3,494)	-	(2,493)	(1,895)
Tax impact of operational improvement plan	-	455	-	159	471
Adjusted net earnings	$ 38,647	$ 33,240	$ 75,718	$ 65,774	$ 132,131
Diluted earnings per share (GAAP)	$ 0.92	$ 0.61	$ 1.80	$ 1.36	$ 2.81
Divestiture & other related costs, net of tax	-	0.24	-	0.29	0.38
Results of operations of the divested product lines, net of tax	-	0.01	-	(0.04)	(0.03)
Operational improvement plan income, net of tax	-	(0.07)	-	(0.06)	(0.03)
Adjusted diluted earnings per share	$ 0.92	$ 0.79	$ 1.80	$ 1.55	$ 3.13

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Note: EPS Calculations may not foot due to rounding differences

Non-GAAP Financial Measures (Cont’d)  29  Revenue   Total   Foreign  Exchange   Rates    Adjustments*  Adjusted  Local   Currency    Total   Foreign  Exchange   Rates    Adjustments*  Adjusted  Local   Currency   Flavors & Extracts  5.5%  (2.5%)  (0.8%)  8.8%  (2.2%)  (2.1%)  (7.1%)  7.0%  Color  17.3%  (3.9%)  (0.7%)  21.9%  13.3%  (2.9%)  (0.6%)  16.8%  Asia Pacific  15.5%  (7.5%)  0.0%  23.0%  11.5%  (6.6%)  (0.5%)  18.6%  Total Revenue  10.7%  (3.4%)  (0.8%)  14.9%  4.6%  (2.8%)  (4.2%)  11.6%  Operating Income  Flavors & Extracts  22.3%  (1.3%)  (0.3%)  23.9%  11.7%  (1.2%)  (6.4%)  19.3%  Color  21.7%  (4.6%)  2.4%  23.9%  18.4%  (3.6%)  1.3%  20.7%  Asia Pacific  33.3%  (10.0%)  0.0%  43.3%  26.9%  (8.9%)  (0.9%)  36.7%  Corporate & Other  (32.3%)  0.0%  (46.3%)  14.0%  (18.8%)  0.0%  (38.2%)  19.4%  Total Operating Income  54.5%  (5.8%)  31.2%  29.1%  30.7%  (4.3%)  12.5%  22.5%  Diluted Earnings Per Share  50.8%  (4.9%)  34.2%  21.5%  32.4%  (4.4%)  17.4%  19.4%  Adjusted EBITDA  22.6%  (4.1%)  N/A  26.7%  18.2%  (3.2%)  N/A  21.4%   Three Months Ended June 30, 2022 Six Months Ended June 30, 2022   * For Revenue, adjustments consist of revenues of the divested product lines. For Operating Income, Diluted Earnings per Share, and Adjusted EBITDA, adjustments consist of the results of the divested product lines, divestiture & other related costs, and 2021 operational improvement plan costs and income.

 Non-GAAP Financial Measures (Cont’d)  29  Note: *Fragrances was divested in April 2021, Inks was divested in June 2020, and Yogurt Fruit Prep was divested in September 2020.  Revenue  Total  Exchange  Rates  Local  Currency  Total  Exchange  Rates  Local  Currency  Flavors, Extracts and Flavor Ingredients  11.0%  (3.7%)  14.7%  11.1%  (2.8%)  13.9%  Natural Ingredients  (2.6%)  0.0%  (2.6%)  (6.2%)  0.0%  (6.2%)  Fragrances*  (100.0%)  0.0%  (100.0%)  (100.0%)  0.0%  (100.0%)  Yogurt Fruit Prep*  (100.0%)  0.0%  (100.0%)  (100.0%)  0.0%  (100.0%)  Flavors & Extracts Group  5.5%  (2.5%)  8.0%  (2.2%)  (2.1%)  (0.1%)  Food and Pharmaceutical  20.9%  (3.5%)  24.4%  15.4%  (2.7%)  18.1%  Personal Care  9.9%  (5.0%)  14.9%  9.1%  (3.5%)  12.6%  Inks*  (53.5%)  0.0%  (53.5%)  (29.8%)  0.0%  (29.8%)  Color Group  17.3%  (3.9%)  21.2%  13.3%  (2.9%)  16.2%  Asia Pacific  15.5%  (7.5%)  23.0%  11.5%  (6.6%)  18.1%  Total revenue including the product  lines divested  10.7%  (3.4%)  14.1%  4.6%  (2.8%)  7.4%   Three Months Ended June 30, 2022 Foreign   Six Months Ended June 30, 2022 Foreign

 Non-GAAP Financial Measures (Cont’d)  Revenue 2022 Adjustments*  Adjusted Adjusted   2022 2021 Adjustments* 2021   Results by Segment Three Months Ended June 30,   * For Revenue, adjustments consist of revenues of the divested product lines. For Operating Income, adjustments consist of the results of the divested product lines, divestiture & other related costs, and 2021 operational improvement plan costs and income.  Flavors & Extracts  $ 189,337  $ - $ 189,337  $ 179,401  $ (1,415)  $ 177,986  Color  156,268  - 156,268  133,207  (792)  132,415  Asia Pacific  37,328  - 37,328  32,317  -  32,317  Intersegment elimination   (11,227)   - (11,227)   (9,098)   -    (9,098)  Consolidated   $ 371,706   $ - $ 371,706  $ 335,827  $ (2,207)  $ 333,620  Operating Income  Flavors & Extracts  $ 30,013  $ - $ 30,013  $ 24,536  $ (45)  $ 24,491  Color  31,178  - 31,178  25,615  504  26,119  Asia Pacific  7,721  - 7,721  5,793  -  5,793  Corporate & Other   (13,668)   - (13,668)   (20,191)   8,194    (11,997)  Consolidated   $ 55,244   $ - $ 55,244  $ 35,753  $ 8,653  $ 44,406  29

 Non-GAAP Financial Measures (Cont’d)  Revenue 2022 Adjustments*  Adjusted Adjusted   2022 2021 Adjustments* 2021   Results by Segment Six Months Ended June 30,   * For Revenue, adjustments consist of revenues of the divested product lines. For Operating Income, adjustments consist of the results of the divested product lines, divestiture & other related costs, and 2021 operational improvement plan costs and income.  Flavors & Extracts  $ 372,064  $ - $ 372,064  $ 380,312  $ (26,304)  $ 354,008  Color  304,706  - 304,706  268,927  (1,328)  267,599  Asia Pacific  73,793  - 73,793  66,157  (295)  65,862  Intersegment elimination   (23,336)   - (23,336)   (19,867)   150    (19,717)  Consolidated   $ 727,227   $ - $ 727,227  $ 695,529  $ (27,777)  $ 667,752  Operating Income  Flavors & Extracts  $ 57,592  $ - $ 57,592  $ 51,554  $ (2,925)  $ 48,629  Color  61,835  - 61,835  52,209  544  52,753  Asia Pacific  15,925  - 15,925  12,545  (87)  12,458  Corporate & Other   (27,319)   - (27,319)   (33,658)   10,767    (22,891)  Consolidated   $ 108,033   $ - $ 108,033  $ 82,650  $ 8,299  $ 90,949  29

 Non-GAAP Financial Measures (Cont’d)  Results by Segment   Year Ended December 31,   Adjusted  * For Revenue, adjustments consist of revenues of the divested product lines. For Operating Income, adjustments consist of the results of the divested product lines, divestiture & other related costs, and operational improvement plan costs and income.  Revenue   2021    Adjustments*   2021   Flavors & Extracts  $ 739,427  $ (27,837)  $ 711,590  Color  545,270  (2,080)  543,190  Asia Pacific  135,348  (295)  135,053  Intersegment elimination   (39,781)   150    (39,631)  Consolidated   $ 1,380,264   $ (30,062)  $ 1,350,202  Operating Income  Flavors & Extracts  $ 98,660  $ (2,368)  $ 96,292  Color  103,575  575  104,150  Asia Pacific  26,330  (87)  26,243  Corporate & Other   (58,537)   12,243    (46,294)  Consolidated   $ 170,028   $ 10,363  $ 180,391  29

 Non-GAAP Financial Measures (Cont’d)   2022    2021    % Change    2022    2021    % Change   Operating income (GAAP)  $ 55,244  $ 35,753  54.5%  $ 108,033  $ 82,650  30.7%  Depreciation and amortization  13,124  13,018  26,180  25,817  Depreciation and amortization, divested product lines  -  (48)  -  (97)  Share-based compensation expense  4,528  2,075  8,691  4,188  Divestiture & other related costs, before tax  -  11,688  -  13,260  Results of operations of the divested product lines, before tax  -  459  -  (2,468)  Operational improvement plan costs (income), before tax   -    (3,494)      -    (2,493)     Adjusted EBITDA   $ 72,896   $ 59,451  22.6%  $ 142,904  $ 120,857  18.2%   Three Months Ended June 30, Six Months Ended June 30,   29

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